EXHIBIT 31.2

CERTIFICATION

I, Thomas M. Costales, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q of Fuel Systems Solutions, Inc. (“Fuel Systems”);

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Fuel Systems as of, and for, the periods presented in this quarterly report;

4. Fuel Systems’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) and internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) for Fuel Systems and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fuel Systems, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) designed such internal controls over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of Fuel Systems’ disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

d) disclosed in this quarterly report any change in Fuel Systems’ internal control over financial reporting that occurred during Fuel Systems’ most recent fiscal quarter (Fuel Systems’ fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Fuel Systems’ internal control over financial reporting; and

5. Fuel Systems’ other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fuel Systems’ auditors and the audit committee of Fuel Systems’ board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fuel Systems’ ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in Fuel Systems’ internal control over financial reporting.

Date: November 14, 2007

/s/ THOMAS M. COSTALES
Thomas M. Costales
Chief Financial Officer and Secretary